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                                                                EXHIBIT 10(h)(5)


                                  AMENDMENT OF
                         EXECUTIVE SEPARATION AGREEMENT

         WHEREAS, The Quaker Oats Company, a New Jersey corporation (the "Company"), and) [Name of Executive Officer] (the "Executive") have entered into an Executive Separation Agreement dated April 3, 2000 (the "Agreement");

         WHEREAS, the Company and the Executive desire to amend the Agreement to extend its terms and to avoid ambiguity as to the calculation of the ESOP related severance benefits;

         NOW, THEREFORE, pursuant to Section 14 of the Agreement, it is agreed by and between the parties hereto that, effective as of November 21, 2000, the Agreement is hereby amended in the following particulars:

         1. By substituting the phrase "May 14, 2004" for the phrase "May 14, 2001" where the latter phrase appears in Section 15 of the Agreement.

         2. By adding Section 7.e. as follows:

            "The Company and the Executive agree that for purposes of Section 7.b.(1), the benefits the Executive would have accrued or been allocated under the Quaker 401(k) Plan for Salaried Employees (the "ESOP") including any nonqualified supplemental benefit or payments relating thereto shall be deemed to be equal to 28.19% of the Executive's compensation (as determined in accordance with historical practices of the Company) per annum, less the value of any benefits under any replacement or successor plans which are taken into account under Section 7.b.(1)."

         IN WITNESS WHEREOF, the parties have agreed to this Amendment of the Executive Separation Agreement as of the 21st day of November, 2000.



                                                   [Name of Executive]
                                                   -----------------------------


                                                   -----------------------------

                                                   The Quaker Oats Company

                                                   By:
                                                      --------------------------

                                                   Its:
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